SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                        Commission File Number: 000-31945



                         CELEBRITY SPORTS NETWORK, INC.
             (Exact name of registrant as specified in its charter)


  Colorado                                                            84-1521645
(Jurisdiction  of Incorporation)               (IRS Employer Identification No.)



34190  Sepulveda  Avenue,  Suite  300                                      92624
(Address  of  principal  executive  offices)                         (Zip  Code)


Registrant's  telephone  number,  including  area  code:     (214)  507-8789


                       Date of Report:  September 20, 2001

                                  INTRODUCTION
     This Report is filed for the purpose of providing current information about our company.

     ITEM 1. CHANGE OF CONTROL OF REGISTRANT. On September 5, 2001, our board of directors appointed Gregory C. Smith to serve as the sole director, and the former directors resigned from our board. Information as to our new director was reported in Schedule 14f filed with the Commission on August 24, 2001. On September 5, 2001 225,000 shares were issued to the shareholders of PRBG (see
Item 2) resulting in a total number of 2,165,000 shares issued and outstanding. On that same date the following shares of stock were returned to the company for cancellation:

                                                Number of Shares    Percentage
---------------------------------------------------------------------------
ISSUED AND OUTSTANDING PRIOR TO CANCELLATION         2,165,000         100%
                                            -------------------------------
Cancelled certificates:
Robbin M Minkel. . . . . . . . . . . . . . .             1,000       0.046%
R. David Preston . . . . . . . . . . . . . .         1,640,000      75.751%
Scott M Thornock . . . . . . . . . . . . . .            50,000       2.309%
                                            -------------------------------
Total shares cancelled . . . . . . . . . . .         1,691,000      78.106%
                                            -------------------------------
SHARES OUTSTANDING AFTER CANCELLATION. . . .           474,000         100%
---------------------------------------------------------------------------


     Also on September 5, 2001, fifty-one (51) shareholders of the Company sold all but two shares each to a total of eleven (11) new shareholders for a total consideration of $275,000 or approximately $1.10 per share. Personal funds were used for this purchase. The following shareholders purchased the shares indicated:

Shareholder                             Number of Shares
-----------------------------------------------------
Gregory C. Smith . . . . . . . . .            73,250
Thorold Equities, Ltd. . . . . . .            22,000
Buser Management AG. . . . . . . .            23,000
Thurston Equities, Ltd.. . . . . .            22,000
Finter Bank Zurich . . . . . . . .            21,000
EH&P Investments AG. . . . . . . .            23,000
Jenspan Fiber Optics, Inc. . . . .             4,148
Tonga Trading AG . . . . . . . . .            14,000
Clifftop Investments, Ltd. . . . .            22,000
Bank Sal Oppenheim Jr. & Cie . . .            24,000
Tracy A. Moore & David Moore, JTEN               500
-----------------------------------------------------
TOTAL. . . . . . . . . . . . . . .           248,898
-------------------------------------------==========


     The shareholders having beneficial ownership of more than 5% of the issued and outstanding shares of the Company's common stock is shown as follows:

                           BENEFICIAL OWNERSHIP TABLE

                                                   Number of Shares   Percentage
------------------------------------------------------------------------------
Gregory C. Smith. . . . . . . . . . . . . . . .            98,000       20.68%
Taghmen Ventures Ltd. * . . . . . . . . . . . .            70,625       14.82%
------------------------------------------------------------------------------
Total Shares of 5% or more beneficial ownership           168,625       34.23%
TOTAL ISSUED AND OUTSTANDING. . . . . . . . . .           474,000      100.00%
------------------------------------------------------------------------------


* Gregory C Smith is the General Partner for Taghmen Ventures Ltd. and has dispositive control of these shares but is not the beneficial owner thereof.

     ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. On September 5, 2001, our board of directors approved the acquisition of 100% of the shares of Powder River Basin Gas Corp. ("PRBG"), a private Delaware corporation, for the issuance to the shareholders of PRBG an aggregate of 225,000 shares of our Common Stock. A copy of the Agreement and Plan of Reorganization is attached to this filing. PRBG will operate as a wholly owned subsidiary of our company. Information pertaining to PRBG was reported in the aforementioned Schedule 14f filed with the Commission on August 24, 2001. Unaudited financial statements for PRBG for the period from inception to August 31, 2001are attached as an exhibit to this filing.

     ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.  None.

     ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.  None.

     ITEM 5. OTHER EVENTS. On September 6, 2001 the Board of Directors authorized a 39:1 dividend such that for each share owned a shareholder would then own forty shares. The date of distribution is September 20, 2001 for shareholders of Record of as of close of business September 19, 2001. The Company shares will trade post-dividend at the opening of business on September 21, 2001. The total number of shares to be issued and outstanding post-dividend will be 18,960,000.

--------------------------------------------------------------------------------
Exhibit                          FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------
            Unaudited Financial Statements of Powder River Basin Gas Corp.
FS-PRBG     for the period from inception to August 31, 2001
--------------------------------------------------------------------------------
Ex  1       Agreement  and  Plan  of  Reorganization
--------------------------------------------------------------------------------

     ITEM 6. CHANGES OF REGISTRANT'S DIRECTORS. Please see Item 1. Neither director who resigned had any disagreements with the company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

September  20,  2001


                         CELEBRITY SPORTS NETWORK, INC.

                             BY: /S/GREGORY C. SMITH
                                GREGORY C. SMITH,
                                    PRESIDENT

                                 EXHIBIT FS-PRBG
                         UN-AUDITED FINANCIAL STATEMENTS
                          FOR THE PERIOD FROM INCEPTION
                               TO AUGUST 31, 2001
                           POWDER RIVER BASIN GAS CORP

                          POWDER RIVER BASIN GAS CORP.
                       INITIAL BALANCE SHSEET (UNAUDITED)
                      For the period ended August 31, 2001

                                                        August 31,
                                                           2001
                                                        (unaudited)
-------------------------------------------------------------------
ASSETS

CURRENT ASSETS
Cash. . . . . . . . . . . . . . . . . . . . . . . . .  $   249,850
                                                       ------------
TOTAL CURRENT ASSETS. . . . . . . . . . . . . . . . .      249,850

OTHER ASSETS
Mineral Leases. . . . . . . . . . . . . . . . . . . .      383,901
                                                       ------------
TOTAL OTHER ASSETS. . . . . . . . . . . . . . . . . .      383,901
                                                       ============
TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . .  $   633,751
                                                       ============


LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable. . . . . . . . . . . . . . . . . . .  $    60,676
                                                       ------------
TOTAL CURRENT LIABILITIES . . . . . . . . . . . . . .       60,676
                                                       ------------

OTHER LIABILITIES
One year, 5% Convertible Debenture payable. . . . . .      600,000
                                                       ------------
TOTAL OTHER LIABILITIES . . . . . . . . . . . . . . .      600,000

TOTAL LIABILITIES . . . . . . . . . . . . . . . . . .      660,676
                                                       ------------
STOCKHOLDERS' EQUITY

Common Stock, $.001 par value; authorized 50,000,000
   shares; issued and outstanding, 9,000,000 shares .        9,000
Additional Paid-In Capital. . . . . . . . . . . . . .      378,251
Accumulated Equity (Deficit). . . . . . . . . . . . .     (414,176)
                                                       ------------
Total Stockholders' Equity. . . . . . . . . . . . . .      (26,925)
                                                       ------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY. . . . . . .  $   633,751
                                                     ==============

                  The accompanying notes are an integral  part
                         of these financial statements.

                          POWDER RIVER BASIN GAS CORP.
                   INITIAL STATEMENT OF OPERATIONS (UNAUDITED)
                      For the period ended August 31, 2001


                                  From
                              Inception on
                              June 13, 2001
                                 through
                               August 31,
                                  2001
--------------------------------------------
Revenues. . . . . . . . . .  $            0
                           -----------------
General and Administrative.          30,275
                           -----------------
Net Loss from Operations. .         (30,275)

Net Income (Loss) . . . . .  $      (30,275)
                           =================
Loss per Share. . . . . . .  $        (0.00)
                           =================
Weighted Average
    Shares Outstanding. . .       9,000,000
                           =================

                  The accompanying notes are an integral  part
                         of these financial statements.

                          POWDER RIVER BASIN GAS CORP.
             STATEMENTS OF STOCKHOLDER' EQUITY (DEFICIT) (UNAUDITED) For the period from inception of the Development Stage on June 13, 2001 through  August 31, 2001

                                                                 Total Stock-
                                                      Additional   holders'    Accumulated
                                 Common                 Paid-In     Equity        Equity
                                 Stock      Par Value   Capital   (Deficit)     (Deficit)
------------------------------------------------------------------------------------------
Common Stocker issued at . .     3,350,000  $    3,350  $      0  $   3,350      $       0
inception
Common Stock issued for. . .     5,650,000       5,650   378,251          0        378,251
assignment of mineral leases
Net loss during the period               0           0         0          0       (30,275)
------------------------------------------------------------------------------------------
Balance at August 31, 2001 .     9,000,000  $    9,000  $378,251  $ (26,925)    $(414,176)

                  The accompanying notes are an integral  part
                         of these financial statements.

                          POWDER RIVER BASIN GAS CORP.
                   INITIAL STATEMENT OF CASH FLOW (UNAUDITED)
                      For the period ended August 31, 2001


                                                                      From
                                                                  Inception on
                                                                  June 13, 2001
                                                                     through
                                                                   August 31,
                                                                      2001
--------------------------------------------------------------------------------
Operating Activities

Net Income (Loss) . . . . . . . . . . . . . . . . . . . . . . .  $     (30,275))

Commitment to purchase Mineral Leases . . . . . . . . . . . . .        (383,901)

Items not affecting cash
Cash increase from creation of accounts payable . . . . . . . .          60,676
                                                               -----------------
Net Cash from Operations. . . . . . . . . . . . . . . . . . . .        (353,500)

Cash infused from financing activities:
From issuance of Common Stock at $0.001 . . . . . . . . . . . .           3,350
Increase (decrease) from issuance of 5% Convertible Debentures.         600,000
                                                               -----------------
Net increase (decrease) in cash . . . . . . . . . . . . . . . .         249,850

Beginning Cash. . . . . . . . . . . . . . . . . . . . . . . . .               0

Cash as of Statement Date . . . . . . . . . . . . . . . . . . .  $      249,850
                                                               =================


                  The accompanying notes are an integral  part
                         of these financial statements.

                           POWDER RIVER BASIN GAS CORP
                          NOTES TO FINANCIAL STATEMENTS
                               at August 31, 2001

1-FORMATION  AND  OPERATIONS  OF  THE  COMPANY

Powder River Basin Gas Corp (the Company) was incorporated in the state of Colorado on June 13, 2001. The Company is engaged in the business of assembling and managing a portfolio of undeveloped acreage in the Powder River basin coal bed methane (CBM) play in Sheridan County, Wyoming. This acreage is located in a proven geological setting and near operators such as Western Gas Resources, Barrett Resources, Phillips Petroleum, J.M. Huber and others. The company currently has leasehold interests in 319.73 gross /255.78 net acres, permitted for 12 wells with multiple zones. Two wells have been drilled on this lease and ten additional wells have been spudded. PRBG also has a fifty percent participation in an additional 1,406.33 net acres, 800 of which acres have been permitted for 33 wells. The Company is authorized to issue 100,000,000 Common Shares each with a par value of $0.001. The Board of Directors and Shareholders of the Company have authorized the issuance of a minimum of 500,000, and a maximum of 3,000,000 of its Common Shares in a Regulation D, 506 offering. As of the date of these statements no shares have been sold pursuant to that offering.

2-SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (a)  BASIS  OF  ACCOUNTING
          Accounting records of the Company and financial statements are maintained and prepared on an accrual basis.

      (b)  FISCAL  YEAR
          The Company's proposed fiscal year end for accounting and tax purposes is March 31.

      (c)  ORGANIZATION  COSTS
The Company incurred $3,350 of organization costs in 2001. These costs, which were paid by shareholders of the Company and which were exchanged for 3,350,000 shares of common stock having a par value of $3,350. These costs have been expensed. The organization costs are detailed as follows:

                   Legal  services  in  connection  with  preparation
                   and filing of state and federal documents for incorporation and for Regulation D-506
                   offering  circular,                           $  1,631
                   Preparation  of  financial  statements,          l,500
                   State  filing  fees,                               219
                                                               ----------
                   Total                                         $  3,350

      (d)  CASH  EQUIVALENTS
For Financial Accounting Standards purposes, the Statement of Cash flows, Cash Equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less. Whatever cash amount included on the Company's Statements of Cash flow, however, will be comprised exclusively of cash.

POWDER  RIVER  BASIN  GAS  CORP
NOTES  TO  FINANCIAL  STATEMENTS
at  August  31,  2001
continued

3-PROPERTY  AND  EXECUTIVE  COMPENSATION

     (a)  PROPERTY:

The Company's offices and all of its records are located at 34190 Sepulveda Avenue, Suite 300, Capistrano Beach, CA 92624 where it enjoys non-exclusive use of desk and storage space. The Company has no tangible property as of the date of this report.

     (b)  EXECUTIVE  COMPENSATION:

Since inception, the Company has paid no cash compensation to its officers or directors. Officers of the Company will be reimbursed for out-of-pocket expenses and may be compensated for the time they devote to the Company. In addition, Officers may receive compensation for services performed on behalf of the Company. The terms of any such compensation will be determined on the basis of the nature and extent of the services which may be required and will be no less favorable to the Company than the charges for similar services made by independent third pates who are similarly qualified. No officer or director is required to make any specific amount or percentage of his business time available to the Company.

5-STOCKHOLDERS'  EQUITY.

The Company is authorized to issue 100,000,000 shares of common stock having a par value of $0.001. In June 2001, 3,350,000 shares of Common Stock, were issued in exchange for organizational costs which were valued by management at a total of $3,350. In August 2001, 5,650,000 shares of Common Stock were issued in exchange for mineral recovery fights as described in Note 1 which were valued by management at a total of $378,251.

6-SUBSEQUENT  EVENTS

The Company has entered into a non-binding agreement to be acquire by Celebrity Sports Network, Inc. subject to completion of mutual due diligence examinations and execution of a definitive Plan and Agreement of Reorganization
("Agreement"). To accomplish the Acquisition, Celebrity Sports Network, Inc would agree to issue to the shareholders of the Company an aggregate of 225,000 shares of Celebrities Common Stock (the "Acquisition Shares"). It is contemplated that simultaneously with closing of the Agreement, the shareholders of Celebrity Sports Network, Inc will sell a majority of their common stock to individuals or entities affiliated with the Company in a private transaction (the "Private Sale"). The Private Sale will involve 1,920,000 shares of the Company.

                                    EXHIBIT 1
                      AGREEMENT AND PLAN OF REORGANIZATION
                      AMONG CELEBRITY SPORTS NETWORK, INC.
                                       AND
                          POWDER RIVER BASIN GAS CORP.

                      AGREEMENT AND PLAN OF REORGANIZATION

                                      AMONG

                         CELEBRITY SPORTS NETWORK, INC.

                                       AND

                          POWDER RIVER BASIN GAS CORP.

                                TABLE OF CONTENTS

1.     Definitions                                                             5

2.     Basic  Transaction.                                                     8
(a)     The  Acquisition                                                       8
(b)     The  Closing                                                           8
(c)     Actions  at  the  Closing                                              8
(d)     Effect  of  Acquisition                                                8
(e)     Procedure  for  Transfer                                               9

3.     Representations  and  Warranties  of  PRBG                              9
(a)     Organization,  Qualification,  and  Corporate  Power                   9
(b)     Organization,  Qualification, and Corporate Power as of the Closing    9
(c)     Capitalization  on  the  Closing  Date                                10
(d)     Authorization  of  Transaction                                        10
(e)     Noncontravention                                                      10
(f)     Brokers'  Fees                                                        10
(g)     Title  to  Tangible  Assets                                           11
(h)     Subsidiaries                                                          11
(i)     Financial  Statements                                                 11
(j)     Events  Subsequent  to  Most  Recent  Fiscal  Period                  11
(k)     Legal  Compliance                                                     11
(l)     Tax  Matters                                                          11
(m)     Real  Property                                                        11
(n)     Intellectual  Property                                                12
(o)     Contracts                                                             12
(p)     Powers  of  Attorney                                                  12
(q)     No  Undisclosed  Liabilities                                          12
(r)     Litigation                                                            12
(s)     Employee  Benefits                                                    12
(t)     Environmental,  Health,  and  Safety  Matters                         13
(u)     PRBG  Shares                                                          14
(v)     Certain  Securities  Matters                                          15
(w)     Disclaimer  of  other  Representations  and  Warranties               15

4.     Representations  and  Warranties  of  CSN                              16
(a)     Organization                                                          16
(b)     Capitalization                                                        16
(c)     Authorization  of  Transaction                                        16
(d)     Noncontravention                                                      16

(e)     Brokers'  Fees                                                        16
(f)     Filings  with  the  SEC                                               17
(g)     Financial  Statements                                                 17
(h)     Events  Subsequent  to  Most  Recent  Fiscal  Quarter  End            17
(i)     No  Undisclosed  Liabilities                                          17
(j)     Litigation                                                            17
(k)     Compliance  with  Laws                                                17
(l)     No  Default                                                           18
(m)     Certain  Securities  Matters                                          18
(n)     Market  Manipulation                                                  18

5.     Covenants                                                              18
(a)     General                                                               18
(b)     Notices  and  Consents                                                19
(c)     Regulatory  Matters  and  Approvals                                   19
(d)     Public  Market  for  CSN  Shares                                      19
(e)     Operation  of  Business                                               19
(f)     Full  Access                                                          20
(g)     Notice  of  Developments                                              20
(h)     Insurance  and  Release                                               20

6.     Conditions  to  Obligation  to  Close                                  20
(a)     Conditions  to  Obligation  of  CSN                                   20
(b)     Conditions  to  Obligation  of  PRBG                                  21

7.     Termination                                                            22
(a)     Specific  Performance                                                 22
(b)     Mutual  Consent                                                       22
(c)     CSN  Termination                                                      22

8.     Miscellaneous                                                          22
(a)     Survival                                                              22
(b)     Press  Releases  and  Public  Announcements                           23
(c)     No  Third  Party  Beneficiaries                                       23
(e)     Entire  Agreement                                                     23
(f)     Succession  and  Assignment                                           23
(g)     Counterparts                                                          23
(h)     Headings                                                              23
(i)     Notices                                                               23
(j)     Governing  Law                                                        24
(k)     Amendments  and  Waivers                                              24
(l)     Severability                                                          24

(m)     Expenses                                                              24
(n)     Construction                                                          24
(o)     Incorporation  of  Exhibits  and  Schedules                           24
(p)     Facsimile  Signatures                                                 24

                      AGREEMENT AND PLAN OF REORGANIZATION

     Agreement entered into on September 5, 2001 by and among CELEBRITY SPORTS NETWORK, INC., a Colorado corporation ("CSN"), and POWDER RIVER BASIN GAS CORP., a Delaware corporation ("PRBG"). CSN and PRBG are referred to collectively herein as the "Parties."

     WHEREAS, This Agreement contemplates a stock for stock and cash, tax-free acquisitive reorganization of PRBG and PRBG by CSN involving a contemporaneous transfer of substantially all of the assets, liabilities and business of PRBG from PRBG to PRBG pursuant to the Corporate Organizations and Reorganizations provisions of the Code.

     WHEREAS, the PRBG's stockholders will receive common capital stock of CSN in exchange for all of the common capital stock of PRBG.

     WHEREAS, the Parties expect that the acquisition will further certain of their business objectives.

     WHEREAS, The parties desire that this Agreement replace and supercede any prior agreements or amendments thereto between the Parties related to the subject of this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

     1.  Definitions.

     "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

     "Acquisition" means the stock for stock tax-free acquisitive reorganization of PRBG by CSN as described in Section2(a) below pursuant to Part III-Corporate Organizations and Reorganizations, Subparts A-D, SectionSection351-368 inclusive of the Code.

     "Closing"  has  the  meaning  set  forth  in  Section  2(b)  below.

     "Closing  Date"  has  the  meaning  set  forth  in  Section  2(b)  below.

     "COBRA" means the requirements of Part 6 of Subtitle B of Title I of ERISA and Code Section 4980B.

     "Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.

     "Confidential Information" means any information concerning the businesses and affairs of CSN or PRBG that is not already generally available to the public.

     "Conversion  Ratio"  has  the  meaning set forth in Section2(d)(ii) below.

     "Disclosure  Schedule"  has  the  meaning  set  forth  in  Section3 below.

     "Effective  Time"  has  the  meaning  set  forth  in Section2(d)(i) below.

     "Employee Benefit Plan" means any (a) nonqualified deferred compensation or retirement plan or arrangement, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multi-employer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit or other retirement, bonus, or incentive plan or program.

     "Employee Pension Benefit Plan" has the meaning set forth in ERISA Section3(2).

     "Employee Welfare Benefit Plan" has the meaning set forth in ERISA Section3(1).

     "Environmental, Health, and Safety Requirements" shall mean all federal, state, local and foreign statutes, regulations, and ordinances concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, as such requirements are enacted and in effect on or prior to the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" means each entity that is treated as a single employer with Seller for purposes of Code Section414.

     "Exchange  Agent"  has  the  meaning  set  forth  in  Section2(e)  below.

     "Financial  Statement"  has  the  meaning  set forth in Section3(i) below.

     "GAAP" means United States generally accepted accounting principles as in effect from time to time.

     "Income Tax" means any federal, state, local, or foreign income tax, including any interest, penalty, or addition thereto, whether disputed or not.

     "Income Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Income Taxes, including any schedule or attachment thereto.

     "IRS"  means  the  Internal  Revenue  Service.

     "Knowledge"  means  actual  knowledge  without  independent investigation.

     "Colorado General Corporation Law" means the Colorado Business Corporation Act, as amended as of the date of the full execution of this Agreement by the Parties.

     "Most Recent Financial Statements" has the meaning set forth in Section3(i) below.

     "Most Recent Fiscal Month End" has the meaning set forth in Section3(i) below.

     "Most Recent Fiscal Quarter End" has the meaning set forth in Section3(i) below.

     "Multi-employer  Plan"  has  the  meaning set forth in ERISA Section3(37).

     "PRBG  Share"  means  any  share  of  the  Common  Stock  of  PRBG.

     "PRBG Shares" means the total number of issued and outstanding shares, all of which are to be acquired by CSN pursuant to this Agreement, that number of shares being 11,268,821.

     "PRBG Stockholders" means the stockholders of Powder River Basin Gas Corp., which shall own all of the issued and outstanding PRBG Shares.

     "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

     "Party"  has  the  meaning  set  forth  in  the  preface  on page 1 above.

     "PBGC"  means  the  Pension  Benefit  Guaranty  Corporation.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "Public  Report"  has  the  meaning  set  forth  in  Section5(f)  below.

     "Registration  Statement"  has the meaning set forth in Section6(l) below.

     "Reportable  Event"  has  the  meaning  set  forth  in  ERISA Section4043.

     "Requisite PRBG Stockholder Approval" means the affirmative vote of the holders of a majority of PRBG Shares (voting and nonvoting) in favor of this Agreement.

     "SEC"  means  the  Securities  and  Exchange  Commission.

     "Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

     "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

     "CSN"  has  the  meaning  set  forth  in  the  preface  above.

     "CSN Exchange Shares" means a total of 225,000 shares of CSN of which PRBG stockholders shall receive a number determined by dividing the number of PRBG shares owned by 40. Any fractional number of shares shall be rounded up to the nearest whole number.

     "CSN Share" means any share of the Common Stock, $0.001 par value per share, of
CSN

     2.  Basic  Transaction.

     (a) The Reorganization and Acquisition. Subject to the terms and conditions of this Agreement, at the Effective Time, the PRBG Stockholders shall surrender to CSN all of the PRBG Shares, representing 100% of the ownership interest in PRBG in exchange for 225,000 CSN shares of common stock (the "CSN Exchange Shares") in a tax-free acquisitive reorganization of PRBG by CSN.

          (b) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of CSN in Colorado on September 5, 2001 following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date and/or time as the Parties may mutually determine (the "Closing Date").

     (c) Actions at the Closing. At the Closing: (i) PRBG and PRBG will deliver to CSN the various certificates, instruments, and documents referred to in Section7(a) below; (ii) CSN will deliver to PRBG the various certificates, instruments, and documents referred to in Section7(b) below; and (iii) PRBG stockholders will deliver to CSN the certificates evidencing the PRBG Shares and CSN will deliver to PRBG's stockholders the CSN Exchange Shares provided for in this Section2.

     (d)  Effect  of  Acquisition.

          (i)  General.  The Acquisition shall become effective at the time (the

"Effective Time") that the PRBG Stockholder delivers to CSN all of the PRBG Shares, properly endorsed to effectively assign said shares to CSN, and CSN delivers to the PRBG Stockholders the CSN Exchange Shares provided for in this Section2.

          (ii) Equitable Adjustment of CSN Exchange Shares. At and as of the Effective Time the CSN Exchange Shares shall be subject to equitable adjustment in the event of any stock split, stock dividend or reverse stock split

          (iii) PRBG Shares. This Agreement is subject to and contingent upon there being no more than 9,000,000 shares issued and outstanding in PRBG.

     (e)  Procedure  for  Transfer.

          (i) The transfer and exchange of PRBG Shares for CSN Exchange Shares may be effected through an Exchange Agent upon the mutual consent of the Parties and pursuant to an agreement with such Exchange Agent and the Parties.

          (ii)  CSN  shall  pay all charges and expenses of the Exchange Agent.

     3. Representations and Warranties of PRBG and PRBG. PRBG and PRBG represent and warrant to CSN that the statements contained in this Section3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section3), except as set forth in the disclosure schedule accompanying this Agreement and initialed by the Parties (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section3.

     (a) Organization, Qualification, and Corporate Power. PRBG is a privately-held, corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. PRBG is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of PRBG taken as a whole. PRBG has corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Section3(a) of the Disclosure Schedule lists the stockholders, directors and officers of PRBG. By signing this Agreement, CSN acknowledges receipt of a copy of PRBG's Articles of Incorporation, bylaws, and minutes, certified by PRBG's secretary to be a true copy of PRBG's Articles of


Incorporation,  bylaws,  and  minutes.

     (b) Organization, Qualification, and Corporate Power as of the Closing. As of the Closing: (i) PRBG shall be a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware; (ii) PRBG shall be duly authorized to conduct business and shall be in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of PRBG taken as a whole; (iii) PRBG shall have full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it; and (iv) Section3(b) of the Disclosure Schedule shall be amended to list the directors and officers of each of PRBG.

     (c) Capitalization on the Closing Date. As of the Closing, the entire authorized capital stock of PRBG shall consist of 50,000,000 PRBG Shares, of which 9,000,000 PRBG Shares shall be issued and outstanding and no PRBG Shares shall be held in treasury. All of the issued and outstanding PRBG Shares shall have been duly authorized, validly issued, fully paid, and nonassessable, and shall be held of record by the respective PRBG Stockholders as set forth in Section3(b) of the Disclosure Schedule. There shall be no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require PRBG to issue, sell, or otherwise cause to become outstanding any of its capital stock. There shall be no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to PRBG.

     (d) Authorization of Transaction. PRBG has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of PRBG, enforceable in accordance with its terms and conditions.

     (e) Noncontravention. To the knowledge of PRBG, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which any of PRBG and its Subsidiaries is subject or any provision of the charter or bylaws of any of PRBG and its Subsidiaries. To the knowledge of PRBG, none of PRBG and its Subsidiaries needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a material adverse effect on the financial condition of PRBG and its Subsidiaries taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement. To the knowledge of any of PRBG Stockholders, except as set forth in Section3(e) of the Disclosure Schedule, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which PRBG is a party or by which it is bound or to which any of its assets is subject. Notwithstanding the foregoing, the consummation of the transactions contemplated by this Agreement are subject to shareholder approval of PRBG's shareholders in accordance with the Delaware Revised Statutes, and further PRBG is subject to compliance with the Proxy Rules of the Securities Exchange Act.

     (f) Brokers' Fees. None of PRBG or PRBG Stockholders have any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

     (g) Title to Tangible Assets. PRBG has good title to, or a valid leasehold interest in, the material tangible assets they use regularly in the conduct of their businesses.

     (h) Subsidiaries. Section3(h) of the Disclosure Schedule sets forth for each Subsidiary of PRBG (i) its name and jurisdiction of incorporation, (ii) the number of shares of authorized capital stock of each class of its capital stock,
(iii) the number of issued and outstanding shares of each class of its capital stock, the names of the holders thereof, and the number of shares held by each such holder, and (iv) the number of shares of its capital stock held in treasury. All of the issued and outstanding shares of capital stock of each Subsidiary of PRBG have been duly authorized and are validly issued, fully paid, and nonassessable.

     (i) Financial Statements. Attached hereto as Exhibit FS is the initial unaudited consolidated balance sheets and statements of income, changes in stockholders' equity, and cash flow for the period from inception through August 31, 2001 for PRBG. The Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of PRBG as of such dates and the results of operations of PRBG for such periods.

     (j) Events Subsequent to Most Recent Fiscal Period . Since the Most Recent Fiscal Period, there has not been any material adverse change in the financial condition of PRBG taken as a whole. Without limiting the generality of the foregoing, since that date PRBG has not engaged in any practice, taken any action, or entered into any transaction outside the Ordinary Course of Business the primary purpose or effect of which has been to generate or preserve cash.

     (k) Legal Compliance. To the knowledge of any of PRBG, it has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), except where the failure to comply would not have a material adverse effect upon the financial condition of PRBG taken as a whole.

     (l)  Tax  Matters.

          (i) PRBG has not filed nor has it incurred the obligation to file Income Tax Returns .

          (ii) PRBG has not waived any statute of limitations in respect of Income Taxes or agreed to any extension of time with respect to an Income Tax assessment or deficiency.

          (iii) PRBG is not a party to any Income Tax allocation or sharing agreement.

          (iv) To the Knowledge of any of the Sellers, PRBG has not been a member of an Affiliated Group filing a consolidated federal Income Tax Return (other than a group the common parent of which was PRBG).

     (m)  Real  Property.

          (i) Section3(m)(i) of the Disclosure Schedule lists all real property that PRBG owns, which is none.

          (ii) Section3(m)(ii) of the Disclosure Schedule lists all real property leased or subleased to PRBG. The Sellers have delivered to CSN correct and complete copies of the leases and subleases listed in Section3(m)(ii) of the Disclosure Schedule (as amended to date). To the knowledge of any of PRBG, each lease and sublease listed in Section3(m)(ii) of the Disclosure Schedule is legal, valid, binding, enforceable, and in full force and effect, except where the illegality, invalidity, nonbonding nature, unenforceability, or ineffectiveness would not have a material adverse effect on the financial condition of PRBG taken as a whole.

     (n) Intellectual Property. Section3(n) of the Disclosure Schedule identifies each patent or trademark registration which has been issued to any of PRBG with respect to any of its intellectual property, identifies each pending patent application or application for registration which PRBG has made with respect to any of its intellectual property, and identifies each license, agreement, or other permission which any of PRBG has granted to any third party with respect to any of its intellectual property.

     (o) Contracts. Section3(o) of the Disclosure Schedule lists all written contracts and other written agreements to which PRBG is a party, the performance of which will involve consideration in excess of $10,000. The Sellers have delivered to CSN a correct and complete copy of each contract or other agreement listed in Section3(o) of the Disclosure Schedule (as amended to date).

     (p) Powers of Attorney. To the knowledge of any of PRBG Stockholders, there are no outstanding powers of attorney executed on behalf of PRBG.

     (q) No Undisclosed Liabilities. Except (i) to the extent disclosed in the Disclosure Schedule and (ii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice, PRBG has not incurred any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that have, or would be reasonably likely to have, individually or in the aggregate, a material adverse effect on PRBG.

     (r) Litigation. Section3(r)(1) of the Disclosure Schedule sets forth each instance in which any of PRBG (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction, except where the injunction, judgment, order, decree, ruling, action, suit, proceeding, hearing, or investigation would not have a material adverse effect on the financial condition of PRBG taken as a whole.

     (s)  Employee  Benefits.

          (i) Section3(s) of the Disclosure Schedule lists each Employee Benefit Plan that PRBG maintains or to which PRBG contributes.

               (A) To the Knowledge of any of the Parties, each such Employee Benefit Plan (and each related trust, insurance contract, or fund), if any, complies in form and in operation in all respects with the applicable requirements of ERISA and the Code, except where the failure to comply would not have a material adverse effect on the financial condition of PRBG taken as a whole.

               (B) All contributions (including all employer contributions and employee salary reduction contributions), if any, which are due have been paid to each such Employee Benefit Plan, if any, that is an Employee Pension Benefit Plan.

               (C)  Each  such Employee Benefit Plan that is an Employee Pension
Benefit Plan, if any, has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Code Section401(a).

               (D) As of the last day of the most recent prior plan year, the market value of assets under each such Employee Benefit Plan which is an Employee Pension Benefit Plan (other than any Multi-employer Plan), if any, equaled or exceeded the present value of liabilities thereunder (determined in accordance with then current funding assumptions).

               (E) With respect to each Employee Benefit Plan that is an Employee Pension Benefit Plan, if any, PRBG has delivered to CSN correct and complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, the most recent Form 5500 Annual Report, and all related trust agreements, insurance contracts, and other funding agreements which implement each such Employee Benefit Plan.

     (ii) With respect to each Employee Benefit Plan that PRBG or any ERISA Affiliate, if any, maintains or has maintained during the prior six years or to which any of them contributes, or has been required to contribute during the prior six years:

               (A) No action, suit, proceeding, hearing, or investigation with respect to the administration or the investment of the assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending, except where the action, suit, proceeding, hearing, or investigation would not have a material adverse effect on the financial condition of PRBG taken as a whole.

               (B) PRBG has not incurred any liability to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal liability) with respect to any such Employee Benefit Plan which is an Employee Pension Benefit Plan.

     (t)     Environmental,  Health,  and  Safety  Matters.

          (i) To the knowledge of any of PRBG, PRBG is in compliance with Environmental, Health, and Safety Requirements, except for such noncompliance as would not have a material adverse effect on the financial condition of PRBG taken as a whole.

          (ii) To the knowledge of any of PRBG, PRBG has not received any written notice, report or other information regarding any actual or alleged material violation of Environmental, Health, and Safety Requirements, or any material liabilities or potential material liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any investigatory, remedial or corrective obligations, relating to PRBG or its Subsidiaries or their facilities arising under Environmental, Health, and Safety Requirements, the subject of which would have a material adverse effect on the financial condition of PRBG taken as a whole.

          (iii) This Section 3(t) contains the sole and exclusive representations and warranties of PRBG Stockholders with respect to any environmental, health, or safety matters, including without limitation any arising under any Environmental, Health, and Safety Requirements.

     (u) PRBG Shares. The PRBG hereby represents and warrants to CSN as follows:

     (i) Authorization. PRBG Stockholder has all requisite right, power and authority and full legal capacity to execute and deliver this Agreement and to perform his or her obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such PRBG Stockholder, and this Agreement constitutes a legal, valid and binding obligation enforceable against such PRBG Stockholder in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency and similar laws of general application relating to or affecting the enforcement of rights of creditors.

     (ii) No Conflict. The execution, delivery and performance of this Agreement by the Stockholder does not and will not conflict with or violate any law or governmental order, applicable to such PRBG Stockholder, or conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of the PRBG Shares or on any of the assets or properties of such PRBG Stockholder pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument, obligation or arrangement to which such PRBG Stockholder is a party or by which any of PRBG Shares or any of such assets or properties is bound or affected.

(iii) Governmental Consents and Approvals. Except as otherwise disclosed herein, the execution, delivery and performance of this Agreement by the PRBG Stockholder does not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any governmental authority.

(iv) Accuracy of Representations and Warranties of the Company. The PRBG Stockholder has reviewed the representations and warranties of PRBG contained in this Agreement, and, to the best knowledge of the PRBG Stockholder, such representations and warranties of PRBG are true and correct.

(v) Ownership. The PRBG Stockholder owns the number of PRBG Shares set forth herein and such PRBG Stockholder has good and marketable title to such PRBG Shares, free and clear of any encumbrance of any kind. All of PRBG Shares have been duly authorized, validly issued, and are fully paid and nonassessable and have been accorded full voting rights. There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the PRBG Shares, or if there are, all votes and consents necessary to authorize the PRBG Stockholder to enter into and to perform this Agreement have been given, and all restrictions encumbering the power and authority of the PRBG Stockholder to enter into and to perform this Agreement have been waived, and upon delivery of such PRBG Shares at Closing as contemplated herein, CSN will own PRBG Shares free and clear of all encumbrances.

     (v)     Certain  Securities  Matters.

     (i) That each PRBG stockholders have been informed of and are acquiring CSN Shares for their own account and not with a view to, or for offer or sale in connection with, any distribution thereof, and is not participating and does not have a participation in any such distribution or the underwriting of any such distribution; (B) that each has sufficient knowledge and experience in financial and business matters and is fully capable of evaluating the merits and risks of acquiring the CSN Shares; (C) that they have not been solicited to acquire CSN Shares by means of general advertising or general solicitation; (D) that they understand that at Closing: (x) CSN Shares are not registered under any applicable federal or state securities law in reliance upon certain exemptions thereunder; (y) CSN Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act and compliance with applicable state securities laws or the availability of an exemption therefrom; and (z) in the absence of registration under the Securities Act and compliance with applicable state securities laws or an exemption therefrom, CSN Shares must be held indefinitely.

     (ii) PRBG Stockholder has been furnished with information about and allowed access to CSN's business and has had the opportunity to investigate CSN's business and to ask questions of and receive answers from CSN sufficient to satisfy PRBG Stockholderthat CSN's business is reasonably as described by CSN.

     (w) Disclaimer of other Representations and Warranties. Except as expressly set forth in Section 2 and this Section 3, PRBG makes no representation or warranty, express or implied, at law or in equity, in respect of PRBG, or any of their respective assets, liabilities or operations, including, without limitation, with respect to merchantability or fitness for any particular purpose, and any such other representations or warranties are hereby expressly disclaimed.

     4. Representations and Warranties of CSN. CSN represents and warrants to PRBG that the statements contained in this Section5 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section5), except as set forth in the Disclosure Schedule. The Disclosure Schedule will be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Section5.

     (a) Organization. CSN is a public corporation that is duly organized, validly existing, and in good standing under the laws of the State of Colorado. Each of CSN and its Subsidiaries is duly authorized to conduct its business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of CSN and its Subsidiaries taken as a whole. Each of CSN and its Subsidiaries has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Section5(a) of the Disclosure Schedule lists the directors and officers of each of CSN and its Subsidiaries.

     (b) Capitalization. The authorized capital stock of CSN consists of 50,000,000 common shares of $0.001 par value with approximately 1,940,000 shares currently issued and outstanding. CSN also has 10,000,000 shares of Preferred Stock, $0.001 par value authorized of which none is issued and outstanding. All of the CSN Shares to be issued pursuant to this Agreement will be duly authorized and, upon Closing, will be validly issued, fully paid, and nonassessable.

     (c)  Authorization  of  Transaction.  CSN  has  full  power  and  authority
(including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of CSN, enforceable in accordance with its terms and conditions.

     (d) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which CSN is subject or any provision of the charter or bylaws of CSN or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which CSN is a party or by which it is bound or to which any of its assets is subject other than in connection with the provisions of the Hart-Scott-Rodino Act, the Colorado Business Corporation Act, the Securities Exchange Act, the Securities Act, and the state securities laws, CSN does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

     (e) Brokers' Fees. CSN does not have any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement. In no event shall PRBG, PRBG, its Subsidiaries or any of their stockholders be liable or obligated to pay any fees or commissions to any advisor, broker, finder, or agent with respect to the transactions contemplated by this Agreement arising from any liability or obligation of CSN with respect to same.

     (f) Filings with the SEC. CSN has made all filings with the SEC that it has been required to make under the Securities Act and the Securities Exchange Act (collectively the "Public Reports"). Each of the Public Reports has complied with the Securities Act and the Securities Exchange Act in all material respects. None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. CSN has delivered to PRBG and PRBG a correct and complete copy of each Public Report requested, if any (together with all exhibits and schedules thereto and as amended to date).

     (g) Financial Statements. CSN has filed Quarterly Reports on Form 10-Q for the fiscal quarter ended June 30, 2000 (the "Most Recent Fiscal Quarter End"), and an Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000. The financial statements included in or incorporated by reference into these Public Reports (including the related notes and schedules) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of CSN as of the indicated dates and the results of operations of CSN for the indicated periods.

     (h) Events Subsequent to Most Recent Fiscal Quarter End. Since the Most Recent Fiscal Quarter End, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects material adverse change in the financial condition of CSN and its Subsidiaries taken as a whole.

     (i) No Undisclosed Liabilities. Except (i) to the extent disclosed in the Public Reports and (ii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice, CSN has not incurred any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that have, or would be reasonably likely to have, individually or in the aggregate, a material adverse effect on CSN.

     (j) Litigation. Except as disclosed to the contrary in the Public Reports, there is no suit, claim, action, proceeding, review or investigation pending or, to the knowledge of CSN, threatened against or affecting CSN which, individually or in the aggregate, is reasonably likely to have a material adverse effect on CSN or would, or would be reasonably likely to, materially impair the ability of CSN to consummate the transaction contemplated by this Agreement.

     (k) Compliance with Laws. Except as disclosed to the contrary in the Public Reports, CSN has complied with all laws, statutes, regulations, rules, ordinances and judgments, decrees, orders, writs and injunctions, of any court or governmental entity relating to any of the property owned, leased or used by them, or applicable to their business, including, but not limited to, equal employment opportunity, discrimination, occupational safety and health, environmental, insurance, regulatory, antitrust laws, ERISA and laws relating to taxes, except to the extent that any such non-compliance would not have a material adverse effect on CSN.

     (l) No Default. The business of CSN is not being conducted in default or violation of any term, condition or provision of (i) its certificate of incorporation or bylaws or similar organizational documents, or (ii) agreements to which CSN is a party, excluding from the foregoing clause (iii) defaults or violations that would not have a material adverse effect on CSN and would not, or would not be reasonably likely to, materially impair the ability of CSN to consummate transactions contemplated by this Agreement.

     (m)     Certain  Securities  Matters.

     (i) CSN represents and warrants that (A) PRBG Shares are being acquired by CSN for its own account and not with a view to, or for offer or sale in connection with, any distribution thereof, and it is not participating and does not have a participation in any such distribution or the underwriting of any such distribution; (B) CSN has sufficient knowledge and experience in financial and business matters and is fully capable of evaluating the merits and risks of purchasing PRBG Shares; and (C) CSN has not been solicited to acquire PRBG
Shares  by  means  of  general  advertising  or  general  solicitation.

(ii) CSN has been furnished with information about and allowed access to PRBG's business, books, records, files, and properties and properties and has had the opportunity to investigate PRBG's business and assets and to ask questions of and receive answers from PRBG sufficient to satisfy CSN that PRBG's business is reasonably as described by PRBG.

     (iii) CSN understands that (A) PRBG Shares are not registered under any applicable federal or state securities law in reliance upon certain exemptions thereunder, (B) PRBG Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act and compliance with applicable state securities laws or the availability of an exemption therefrom; and (C) in the absence of registration under the Securities Act and compliance with applicable state securities laws or an exemption therefrom, PRBG Shares must be held indefinitely. CSN acknowledges that the reliance of PRBG upon such exemption from registration is predicated upon the foregoing representations.

     (n) Market Manipulation. CSN has not, directly or indirectly, taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of its common stock to facilitate the sale or resale of its common stock, in any case in violation of any federal or state securities laws.

     5. Covenants. The Parties agree as follows with respect to the period from and after the execution of this Agreement.

     (a) General. Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section7 below).

     (b) Notices and Consents. PRBG and PRBG will give any notices (and will cause each of its Subsidiaries to give any notices) to third parties, and will use its reasonable best efforts to obtain (and will cause each of its Subsidiaries to use its reasonable best efforts to obtain) any third party consents, that CSN reasonably may request in connection with the matters referred to in Section3(d) above.

     (c) Regulatory Matters and Approvals. Each of the Parties will (and PRBG and PRBG will cause each of its Subsidiaries to) give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Section3(d) and Section5(d) above.

     (d) Public Market for CSN Shares. CSN will use its best efforts to remain current in its periodic reports required to be filed with the SEC, so that CSN Shares (including without limitation, CSN Exchange Shares and underlying shares with respect to warrants and options to be issued pursuant to this Agreement) remain eligible for quotation on NASDAQ.

(e) Operation of Business. PRBG and PRBG will not (and will not cause or permit any of its Subsidiaries to) engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing:

          (i) none of PRBG and PRBG and its Subsidiaries will authorize or effect any change in its charter or bylaws;

          (ii) none of PRBG and PRBG and its Subsidiaries will grant any options, warrants, or other rights to purchase or obtain any of its capital stock or issue, sell, or otherwise dispose of any of its capital stock (except upon the conversion or exercise of options, warrants, and other rights currently outstanding);

          (iii) none of PRBG and PRBG and its Subsidiaries will declare, set aside, or pay any dividend or distribution with respect to its capital stock (whether in cash or in kind), or redeem, repurchase, or otherwise acquire any of its capital stock, in either case outside the Ordinary Course of Business.

          (iv) none of PRBG and PRBG and its Subsidiaries will issue any note, bond, or other debt security or create, incur, assume, or guarantee any indebtedness for borrowed money or capitalized lease obligation outside the Ordinary Course of Business;

          (v) none of PRBG and PRBG and its Subsidiaries will impose any Security Interest upon any of its assets outside the Ordinary Course of Business;

          (vi) none of PRBG and PRBG and its Subsidiaries will make any capital investment in, make any loan to, or acquire the securities or assets of any other Person outside the Ordinary Course of Business; and

          (vii) none of PRBG and PRBG and its Subsidiaries will commit to any of the foregoing.

     (f) Full Access. PRBG and PRBG will (and will cause each of its Subsidiaries to) permit representatives of CSN to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of PRBG and PRBG and its Subsidiaries, to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to each of PRBG and PRBG and its Subsidiaries. CSN will treat and hold as such any Confidential Information it receives from any of PRBG and its Subsidiaries in the course of the reviews contemplated by this Section6(f), will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, agrees to return to PRBG and PRBG all tangible embodiments (and all copies) thereof which are in its possession.

     (g) Notice of Developments. Each Party will give prompt written notice to the other of any material adverse development causing a breach of any of its own representations and warranties in Section3 and Section4 above. No disclosure by any Party pursuant to this Section6(g), however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

     (h)  Insurance  and  Release.

(i) For the term of the Employment Agreements with the officers and directors of PRBG and PRBG, CSN will observe any indemnification provisions now existing in the certificate of incorporation or bylaws of PRBG and/or its Subsidiaries for the benefit of any Key Executive who served as a member, director or officer of PRBG and/or its Subsidiaries at any time prior to the Effective Time.

(ii) CSN will release and forever discharge each of the PRBG Stockholders who served as a director or officer of PRBG at any time prior to the
 Effective Time from any and all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including all court costs and attorneys' fees and expenses, resulting from, arising out of, relating to, in the nature of, or caused by this Agreement or any of the transactions contemplated herein, except that CSN will not release any of the foregoing individuals from any of the foregoing to the extent that same also constitutes a breach of such individual's representations and warranties under Section3.


6.  Conditions  to  Obligation  to  Close.

     (a) Conditions to Obligation of CSN. The obligation of CSN to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (i) The representations and warranties set forth in Section3 and Section4 above shall be true and correct in all material respects at and as of the Closing Date;

          (ii) PRBG shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (iii) There shall not be any judgment, order, decree, stipulation, injunction, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;

          (iv) PRBG and PRBG shall have delivered to CSN a certificate to the effect that each of the conditions specified above in Section7(a)(i)-(iv) is satisfied in all respects;

          (v) All actions to be taken by PRBG and PRBG in connection with consummation of the transactions contemplated in this Agreement and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to CSN; and

     (vi) CSN shall be reasonably satisfied with the opinion expressed in the completed audit of PRBG by CSN's auditors at CSN's expense, that the results are not materially adversely at variance with the unaudited financial information provided to CSN by PRBG and that the audit meets the requirements of Regulation SB of the Securities Act and the Securities Exchange Act.

     (vii) PRBG shall simultaneously at Closing transfer substantially all of the assets comprising the business of PRBG to PRBG as provided in this Section4, and PRBG shall have obtained the approval of its shareholders for all transactions contemplated by this Agreement, in full compliance with Delaware Corporate Law and the rules and regulations of the Securities Act and the Securities Exchange Act;

     (viii) CSN and each of the Key Employees have agreed to enter into employment agreements effective upon Closing on mutually agreeable terms.

     CSN may waive any condition specified in this Section7(a) if it executes a writing so stating at or prior to the Closing.

     (b) Conditions to Obligation of PRBG. The obligation of PRBG to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (i) the representations and warranties set forth in Section5 above shall be true and correct in all material respects at and as of the Closing Date;

          (ii) CSN shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (iii) there shall not be any judgment, order, decree, stipulation, injunction, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;

          (iv) CSN shall have delivered to PRBG and PRBG a certificate to the effect that each of the conditions specified above in Section7(b)(i)-(iii) is satisfied in all respects;

          (v) all actions to be taken by CSN in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to PRBG and PRBG Stockholders;

          (vi) CSN and each of the Key Employees have agreed to enter into employment agreements effective upon Closing on mutually agreeable terms.

     PRBG may waive any condition specified in this Section7(b) if it executes a writing so stating at or prior to the Closing.

     7.  Termination.

     (a) Specific Performance Subject to (b), (c) and (d), below, CSN, PRBG and PRBG each acknowledge and agree that the other parties other would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached, and each of CSN, PRBG and PRBG shall be entitled to enforce specifically this Agreement and the terms and provisions thereof in any action instituted, in addition to any other remedy to which they may be entitled, at law or in equity.

     (b) Mutual Consent the Parties may terminate this Agreement by mutual written consent at any time prior to the Effective Time.

     (c) CSN Termination CSN may terminate this Agreement by giving written notice to PRBG at any time prior to the Effective Time: (i) in the event PRBG or has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, CSN has notified PRBG of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach.

          8.  Miscellaneous.

     (a) Survival. The representations and warranties of the Parties will survive the Effective Time for a period of two years. The covenants of the Parties shall survive the Effective Time for two years, unless a longer period is required by the terms of the particular covenant for it to be fully performed, in which case the covenant shall survive for such period plus 6 months.

     (b) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Party prior to making the disclosure).

     (c) No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns; provided, however, that (i) the provisions in Section2 above concerning issuance of CSN Shares and certain other provisions concerning certain requirements for a tax-free reorganization are intended for the benefit of PRBG and its stockholders and (ii) the provisions in Section6(i) above concerning insurance and release are intended for the benefit of the individuals specified therein and their respective legal representatives.

     (d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

     (e) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and PRBG stockholders and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party.

     (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     (g) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     (i) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing and will be effective when hand-delivered or upon delivery if sent by commercial courier service such as Federal Express or Airborne or on the day of delivery or first attempted delivery if sent by first class, postage prepaid, certified United States mail, return receipt requested (whether or not the return receipt is subsequently received), to the addresses provided by the Parties.


Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Regardless of the method of delivery, any written notice, request, demand, claim, or other communication actually received by a party hereto shall be effective on the date of receipt. Any party hereto, from time to time, may change his or her or its address to which notice is to be sent pursuant hereto by sending a notice of such change in conformity with the fore-going requirements to the other parties to the other parties to this Agreement.

     (j) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Colorado without giving effect to any choice or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.

     (k) Amendments and Waivers. The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time with the prior authorization of their respective boards of directors; provided, however, that any amendment effected subsequent to stockholder approval will be subject to the restrictions contained in the Colorado General Corporation Law. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     (l) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     (m) Expenses. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

     (n) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation.

     (o) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

     (p) Facsimile Signatures. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.

                         CELEBRITY  SPORTS  NETWORK,  INC.



                         By:/s/Gregory  C.  Smith
                               Gregory  C.  Smith,  Chairman  and  President



                         POWDER  RIVER  BASIN  GAS  CORP.



                         By:/s/Gregory  C.  Smith
                               Gregory  C.  Smith,  President

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